SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                             FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) July 1, 1997.

                           iMall, Inc.
                          -------------------------
            (Exact name of registrant as specified in its charter)

Nevada                             0-21201                59-2544687B
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(State of other jurisdiction       (Commission            (IRS Employer
of incorporation)                  File Number)           Identification No.)

  4400 Coldwater Canyon Boulevard, Suite 200, Studio City, California
  --------------------------------------------------------------------
  (Address of principal executive offices)

                              91604
                            ---------
                            (Zip Code)

Registrant's telephone number, including area code: (818) 509-3600
                                                    --------------


Item 1.  Change in control of registrant.
         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         Not applicable.

Item 3.  Bankruptcy or Receivership.
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         Not applicable.

Item 5.  Other Events.

         On July 1, 1997, the Registrant named Richard Rosenblatt as Chief Executive Officer, replacing Tracy W. Scott. The Registrant also named Mark Comer as President, replacing Craig Pickering, with Mr. Pickering retaining his title as Chairman of the Board of Directors. The Registrant also moved its principal executive offices from Provo, Utah, to Studio City, California. The Registrant's new principal executive offices are located at 4400 Coldwater Canyon Boulevard, Suite 200, Studio City, California 91604. The Registrant's telephone number is (818) 509-3600.

Item 6.  Resignations of Registrant's Directors.
         Not applicable.

Item 7.  Financial Statements and Exhibits.
         Not applicable.


Item 8.  Change in Fiscal Year.
         Not applicable.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iMall, Inc.
-------------------------
(Registrant)


Date: July 10, 1997
-----------------------

By: /s/ Craig R. Pickering
    ----------------------
    Chairman, Craig R. Pickering

By: /s/ Richard Rosenblatt
    ----------------------
    Chief Executive Officer, Richard Rosenblatt

By: /s/ Mark R. Comer
    ----------------------
    President, Mark R. Comer

                             Exhibits

None.